AMENDMENT NO. 1 TO AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of March 3, 2017, by and among the Borrowers (as defined below), the Lenders (as defined below), PNC Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) for the Lenders, and Wells Fargo Bank, National Association, as syndication agent (in such capacity, the “Syndication Agent” and together with the Administrative Agent and the Collateral Agent, the “Agents”) for the Lenders.
WHEREAS, pursuant to the Amended and Restated Revolving Credit Agreement, dated as of July 8, 2016 (as in effect on the date hereof and as amended, supplemented and otherwise modified from time to time, the “Credit Agreement”), the financial institutions which are now or which hereafter become a lender party thereto (collectively, the “Lenders” and each individually, a “Lender”) and the Agents have agreed to provide financial accommodations to NEW ENTERPRISE STONE & LIME CO., INC., a Delaware corporation (“NESL”), Asti Transportation Systems, Inc., a Delaware corporation (“ASTI”), EII Transport Inc., a Pennsylvania corporation (“EII”), Gateway Trade Center Inc., a New York corporation (“Gateway”), Precision Solar Controls Inc., a Texas corporation (“Precision”), Protection Services Inc., a Pennsylvania corporation (“Protection”), SCI Products Inc., a Pennsylvania corporation (“SCI”), and Work Area Protection Corp., an Illinois corporation (“Work Area”) (NESL, ASTI, EII, Gateway, Precision, Protection, SCI, Work Area and each Person joined thereto as a borrower from time to time, collectively, the “Borrowers”, and each a “Borrower”), all as more fully set forth in the Credit Agreement; and
WHEREAS, the Borrowers have requested that the Agents and the Lenders agree to amend the Credit Agreement as set forth herein, and the Agents and the Lenders are willing to agree to do so, subject to the terms and conditions and to the extent set forth herein;
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Definitions. Capitalized terms used and not defined in this Amendment shall have the respective meanings given to such terms in the Credit Agreement.
2.Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Borrowers, the Agents and the Lenders each agree that as of the First Amendment Effective Date (as defined below):
(a)The definition of “Trigger Event” now appearing in Section 1.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
““Trigger Event” shall mean the occurrence of (i) any Event of Default or (ii) Undrawn Availability plus unrestricted cash of the Borrowers held at PNC (not to exceed $10,000,000 of such unrestricted cash) is at any time less than $20,000,000; provided, however, that, in the 2017 and 2018 calendar years, such minimum threshold amount may be reduced to $10,500,000 during any 90 consecutive day period commencing no earlier than March 1 and ending no later than August 31, as specified to the Administrative Agent by NESL in writing (a “Trigger Reduction Notice”).”
(b)    Section 4.7 of the Credit Agreement shall be amended to add a second proviso to the end of the second sentence thereof that reads as follows:
“; provided further, that, with respect to the two (2) year period commencing on January 1, 2017 and ending on December 31, 2018, an updated appraisal shall be obtained at Borrower’s expense at the earlier to occur of (i) June 30, 2017 and (ii) NESL’s issuance of a Trigger Reduction Notice.”
3.Conditions to Effectiveness of This Amendment. The terms and provisions of this Amendment shall become effective as of the date first written above upon the satisfaction or waiver by the Required Lenders of each of the following conditions precedent in a manner reasonably satisfactory to the Agents and the Required Lenders (the “First Amendment Effective Date”):
(a)the Borrowers shall have paid the Agents and the Lenders (or their designees) all fees then then due and payable as provided in the Credit Agreement or any Other Documents (including, without limitation, an amendment fee payable to the Lenders on pro rata basis in the amount of $25,000 and the fees, costs, disbursements and expenses of Otterbourg P.C. and any other legal counsel to the Lenders and the Agents);
(b)receipt by the Administrative Agent of this Amendment, in form and substance satisfactory to the Agents in their sole discretion, duly authorized, executed and delivered by each Borrower, each Agent and the Lenders constituting the Required Lenders;
(c)as of the date hereof, after giving effect to this Amendment, each of the representations and warranties contained in Section 4(f) hereof shall be true and correct in all respects;
(d)each Loan Party shall have obtained all material consents necessary or advisable in connection with this Amendment; and
(e)the Administrative Agent and the Required Lenders shall have received any other documents, instruments and agreements as the Administrative Agent and the Required Lenders shall have reasonably requested in connection with this Amendment.
4.Provisions of General Application.
(a)Effect of This Amendment. Except as modified pursuant hereto, and pursuant to the other documents, instruments and agreements executed and delivered in connection herewith, no other changes or modifications to the Credit Agreement are intended or implied, and in all other respects the Obligations, Credit Agreement and Other Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. The Borrowers hereby agree that this Amendment shall in no manner affect or impair the Obligations or the Liens securing the payment and performance thereof. Except as expressly provided herein, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of any Agent or any Lender under the Credit Agreement or the Other Documents, nor alter, modify, amend or in any way affect any of the obligations or covenants contained in the Credit Agreement or any of the Other Documents, all of which are ratified and confirmed in all respects and shall continue in full force and effect. Each Loan Party hereto hereby ratifies and confirms all of its respective obligations and liabilities under the Credit Agreement and each Other Document to which it is party, as expressly modified herein. On and after the date hereof, this Amendment shall for all purposes constitute an Other Document. It shall be an Event of Default under the Credit Agreement if any Borrower fails to perform, keep or observe any term, provision, condition, covenant or agreement contained in this Amendment or if any representation or warranty made by any Borrower under or in connection with this Amendment shall be untrue, false or misleading in any respect when made. By entering into this Amendment, the Agents and the Lenders have not waived any breach of the Credit Agreement or any Event of Default, and have no intention of waiving any right, power or remedy of any Agent or Lender under the Credit Agreement, any Other Document or Applicable Law. To the extent of conflict between the terms of this Amendment and the Credit Agreement, the terms of this Amendment shall control. The Credit Agreement as amended hereby shall be read and construed with this Amendment as one agreement. On and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the Other Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b)No Third Party Beneficiaries. The terms and provisions of this Amendment shall be for the benefit of the parties hereto and their respective successors and assigns; no other person, firm, entity or corporation shall have any right, benefit or interest under this Amendment.
(c)Further Assurances. The Borrowers shall execute and deliver such additional documents and take such additional action as may be reasonably necessary to effectuate the provisions and purposes of this Amendment.
(d)Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
(e)Merger. This Amendment sets forth the entire agreement and understanding of the parties with respect to the matters set forth herein. This Amendment cannot be changed, modified, amended or terminated except in a writing executed by the party to be charged.
(f)Representations and Warranties.
(i)All representations and warranties made in this Amendment or any other document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other documents, and no investigation by the Agents or any closing shall affect the representations and warranties or the right of the Agents to rely upon them.
(ii)In order to induce the Lenders and the Agents to agree to amend the Credit Agreement in the manner set forth herein, each Borrower hereby makes the following representations and warranties, which shall survive the execution and delivery of this Amendment:
(A)as of the date hereof, both before and after giving effect to the amendments herein, no Default or Event of Default has occurred and is continuing;
(B)each of the representations and warranties of such Borrower made in the Credit Agreement and in the Other Documents is true and correct in all respects (or in all material respects if any such representation or warranty is not by its terms already qualified as to materiality) both before and after giving effect to the amendments contemplated hereby as though each such representation and warranty were made at and as of the date hereof unless relating solely to an earlier date, in which case such representation and warranty shall be true and correct in all respects as of such earlier date (or in all material respects as of such earlier date if any such representation or warranty is not by its terms qualified as to materiality);
(C)the execution, delivery and performance by it of this Amendment and the consummation of the transactions contemplated hereby do not and will not require any registration with, consent, or approval of, or notice to, or any other action with or by, any third party, including, without limitation, any Governmental Body, other than registrations, consents, approvals, notices or other actions that have been obtained and that are still in force and effect where the failure to obtain the foregoing has or could reasonable expected to have a Material Adverse Effect;
(D)such Borrower has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment, and the Other Documents;
(E)this Amendment, and the performance of the Credit Agreement, as amended hereby, and the Other Documents, has been duly authorized, executed and delivered by all necessary action by such Borrower, and upon execution by the parties set forth on the signature lines below, this Amendment will constitute the legal, valid and binding obligation of such Borrower, enforceable against it in accordance with the terms hereof;
(F)such Borrower has no existing claims or causes of action against the Agents or any of the Lenders in connection with the Credit Agreement, the Other Documents or the Obligations;
(G)each of the Collateral Documents, and all of the Liens and security interests granted thereunder, do and shall continue to secure the payment of all Obligations as set forth in such

Collateral Documents, and constitute valid and perfected Liens and security interests with the priorities set forth in the Collateral Documents and the Intercreditor Agreements; and
(H)the execution, delivery, and performance by such Borrower of this Amendment and the transactions contemplated hereby do not and will not (A) violate any provision of federal, provincial, state, or local law or regulation applicable to such Borrower, any other Loan Party, or any of their Subsidiaries, or any injunction, restraining order, writ, order, judgment, or decree of any court or other Governmental Body binding on such Borrower, any other Loan Party or any of their Subsidiaries, where such violation has or could reasonably be expected to have a Material Adverse Effect, (B) violate any provisions of the Organizational Documents of such Borrower, any other Loan Party or any of their Subsidiaries, (C) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of such Borrower, any other Loan Party or any of their Subsidiaries where any such conflict, breach or default has or could individually or in the aggregate reasonably be expected to have a Material Adverse Effect, (D) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of such Borrower or any other Loan Party, other than Permitted Encumbrances, or (E) require any approval of any holders of Equity Interests of such Borrower or any other Loan Party, or any approval or consent of any Person under any Material Contract of such Borrower or any other Loan Party, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of Material Contracts, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to have a Material Adverse Effect.
(g)Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment.
(h)Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Amendment by facsimile transmission or scanned electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
(i)Governing Law. This Amendment and all matters relating hereto shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be governed by and construed in accordance with the laws of the State of New York.
(j)Release. Each Borrower, on behalf of itself, the other Loan Parties and their Affiliates, hereby acknowledges and agrees that it does not have any defenses, counterclaims, offsets, cross-complaints, claims or demands of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of the liability of such Borrower and the other Loan Parties to repay the Lenders as provided in this Amendment, the Credit Agreement and the Other Documents or to seek affirmative relief or damages of any kind or nature from any Agent or Lender party hereto. Each Borrower, on behalf of itself, the Other Loan Parties and their Affiliates, hereby voluntarily and knowingly releases and forever discharges the Agent and the Lenders party hereto and Agent’s and each Lender party hereto’s predecessors, agents, employees, successors and assigns, from any and all possible claims, demands, actions, causes of action, damages, costs, or expenses, and liabilities whatsoever, of every kind, nature and character whatsoever, whether known or unknown, anticipated or unanticipated, suspected or unsuspected, fixed, contingent, or conditional, at law or in equity, originating in whole or in part on or before the date this Amendment is fully executed, which any Borrower, the other Loan Parties, and their Affiliates may now or hereafter have against any Agent or Lender party hereto in their capacities as such, and any Agent’s or any Lender party hereto’s predecessors, agents, employees, successors and assigns, if any, in their capacities as such, and irrespective of whether any such claims arise out of contract, tort, violation of law or regulations, or otherwise, including, without limitation, the exercise of any rights and remedies under this Amendment, the Credit Agreement or Other Documents, and negotiation and execution of this Amendment.

(k)Complete Agreement. This Amendment, the Credit Agreement and the Other Documents represent the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous or oral agreements of the parties.
(l)Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

NEW ENTERPRISE STONE & LIME CO., INC. By: /s/ Albert L. Stone Name:Albert L. Stone Title:Executive Vice President, Chief Financial Officer & Treasurer

ASTI TRANSPORTATION
SYSTEMS, INC.
EII TRANSPORT INC.
GATEWAY TRADE CENTER INC.
PRECISION SOLAR CONTROLS INC.
PROTECTION SERVICES INC.
SCI PRODUCTS INC.
WORK AREA PROTECTION CORP.

By: /s/ Paul I. Detwiler, III
Name:Paul I. Detwiler, III
Title:Vice President, Secretary & Treasurer

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PNC BANK, NATIONAL ASSOCIATION, as the Administrative Agent, the Collateral Agent and a Lender By: /s/Glenn D. Kreutzer Name:Glenn D. Kreutzer Title:Vice President

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Syndication Agent and a Lender By: /s/Greg Feldmus Name: Greg Feldmus Title: Duly Authorized Signer

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ALOSTAR BANK OF COMMERCE, as a Lender By: /s/Daryn Veney Name: Daryn Veney Title: Vice President